EXHIBIT 10.21


                    AMENDED AND RESTATED EXCHANGE AGREEMENT




                                     among




                            INGRAM INDUSTRIES INC.,


                              INGRAM MICRO INC.,


                          INGRAM ENTERTAINMENT INC.,


                                      AND


                            THE PERSONS IDENTIFIED
                         ON THE SIGNATURE PAGES HEREOF



                               TABLE OF CONTENTS

                                                                          Page

                                   ARTICLE 1

                                  DEFINITIONS

         SECTION 1.1.      Definitions..................................  1


                                   ARTICLE 2

                                   EXCHANGE

         SECTION 2.1.      Exchange by Holders..........................  3
         SECTION 2.2.      The First Closing............................  4
         SECTION 2.3.      The Second Closing...........................  6
         SECTION 2.4.      Other Holders................................  6
         SECTION 2.5.      Exercising Optionholders.....................  6
         SECTION 2.6.      Acknowledgement and Release..................  7
         SECTION 2.7.      Surrender of Existing Certificates...........  8
         SECTION 2.8.      Certain Representations and
                             Warranties.................................. 8
         SECTION 2.9.      Legend.......................................  9


                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF EACH HOLDER

         SECTION 3.1.      Private Placement............................  9
         SECTION 3.2.      Ownership.................................... 10
         SECTION 3.3.      Tax Matters.................................. 10
         SECTION 3.4.      Community Property........................... 11
         SECTION 3.5.      Representation of the Thrift Plan............ 11


                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF EACH PARTY

         SECTION 4.1.      Authority; No Other Action................... 11
         SECTION 4.2.      Binding Effect............................... 12


                                  ARTICLE 5A

                          CONDITIONS TO FIRST CLOSING

         SECTION 5A.1.     Conditions to Obligations of the
                             Parties.................................... 12
         SECTION 5A.2.     Conditions to Obligation of the Ingram
                             Companies.................................. 13
         SECTION 5A.3.     Conditions to Obligation of the
                             Holders.................................... 14
         SECTION 5A.4.     Conditions to Obligation of Certain
                             Stockholders............................... 15
         SECTION 5A.5.     Conditions to Obligation of the Thrift
                             Plan....................................... 15


                                  ARTICLE 5B

                         CONDITIONS TO SECOND CLOSING

         SECTION 5B.1.     Conditions to Obligations of the
                             Parties.................................... 16
         SECTION 5B.2.     Conditions to Obligation of Industries and
                             Entertainment.............................. 16
         SECTION 5B.3.     Conditions to Obligation of Certain
                             Holders.................................... 17
         SECTION 5B.4.     Conditions to Obligation of David B.
                             Ingram..................................... 18


                                   ARTICLE 6

                        CERTAIN AGREEMENTS; TAX MATTERS

         SECTION 6.1.      Tax Representation of the Holders............ 18
         SECTION 6.2.      Tax Representation of the Ingram
                             Companies.................................. 18
         SECTION 6.3.      Tax Covenant................................. 19
         SECTION 6.4.      Agreements of Investment Manager............. 19
         SECTION 6.5.      True-Up...................................... 20
         SECTION 6.6.      Termination of Stock Purchase Agreement
                             Obligations................................ 22
         SECTION 6.7.      Cooperation.................................. 22
         SECTION 6.8.      Issuance of Entertainment Common
                             Stock...................................... 22


                                   ARTICLE 7

                                 MISCELLANEOUS

         SECTION 7.1.      Headings..................................... 22
         SECTION 7.2.      Entire Agreement............................. 23
         SECTION 7.3.      Notices...................................... 23
         SECTION 7.4.      Applicable Law............................... 23
         SECTION 7.5.      Severability................................. 23
         SECTION 7.6.      Termination.................................. 24
         SECTION 7.7.      Successors, Assigns, Transferees............. 24
         SECTION 7.8.      Amendments; Waivers.......................... 24
         SECTION 7.9.      Counterparts................................. 26
         SECTION 7.10.     Remedies..................................... 26
         SECTION 7.11.     Consent to Jurisdiction...................... 26
         SECTION 7.12.     Expenses..................................... 26

         Exhibit A    -    Form of Transfer Restrictions Agreement
         Exhibit B    -    Form of Registration Rights Agreement
         Exhibit C    -    Form of Board Representation Agreement
         Exhibit D    -    Form of Amended and Restated Stock Option, SAR/ISU
                             Conversion and Exchange Agreement
         Exhibit E    -    Form of Certificate of Incorporation of Micro
         Exhibit F    -    Form of Bylaws of Micro
         Exhibit G  -      Form of Thrift Plan Liquidity Agreement

         Annex I      -    Industries stockholders and optionholders as of
                             12/31/95
         Annex II     -    Family Stockholders







                    AMENDED AND RESTATED EXCHANGE AGREEMENT


               AGREEMENT dated as of September 4, 1996, as amended and restated as of October 17, 1996, among Ingram Industries Inc., a Tennessee corporation ("Industries"), Ingram Micro Inc., a Delaware corporation ("Micro"), Ingram Entertainment Inc., a Tennessee corporation ("Entertainment" and, together with Industries and Micro, the "Ingram Companies"), and each Person listed on the signature pages hereof.

               The parties hereto agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

               SECTION 1.1. Definitions. (a) The following terms, as used herein, have the following meanings:

               "Board Representation Agreement" means the Board Representation Agreement substantially in the form attached as Exhibit C hereto.

               "Entertainment Common Stock" means shares of common stock, without par value, of Entertainment.

               "Exchange" means the exchange of Industries Common Stock pursuant to Article 2.

               "Exchange Securities" means the shares of Industries Common Stock to be exchanged pursuant to Article 2.

               "Family Stockholders" means the Family Stockholders set forth on Annex II hereto.

               "First Closing" means the closing of the transactions contemplated by Section 2.2.

               "Group" means any Stockholder Group, which includes the Micro Group, the Entertainment Group, the Industries Group, the Family Group, and the Industries Optionholder Group, in each case as indicated on Annex I hereto.

               "Holder" means each Person listed on the signature pages hereof (other than any Ingram Company), each Person who becomes a party to this Agreement pursuant to Section 2.4 or 2.5, or all of them, as the context requires; provided that any Person who withdraws from this Agreement pursuant to Section 7.8(d) shall cease to be a Holder effective on the date of such withdrawal.

               "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

               "Industries Common Stock" means shares of Class A common stock and Class B common stock, without par value, of Industries.

               "Investment Manager" means State Street Bank and Trust Company, in its capacity as investment manager with respect to the Thrift Plan.

               "Micro Common Stock" means shares of Class B common stock, par value $0.01 per share, of Micro.

               "Person" means an individual, corporation, partnership, limited liability company, trust, association or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "QTIP" means the E. Bronson Ingram Qtip Marital Trust.

               "Related Agreements" means the Transfer Restrictions Agreement substantially in the form attached as Exhibit A hereto, the Registration Rights Agreement substantially in the form attached as Exhibit B hereto, the Amended and Restated Stock Option, SAR and ISU Conversion and Exchange Agreement substantially in the form attached as Exhibit D hereto and the Thrift Plan Liquidity Agreement.

               "Reorganization Agreement" means the Amended and Restated Reorganization Agreement dated as of September 4, 1996, as amended and restated as of October 17, 1996, among Industries, Micro and Entertainment.

               "Second Closing" means the closing of the transactions contemplated by Section 2.3.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Subsidiary" means, (i) with respect to Entertainment or Micro, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person immediately after the First Closing and (ii) with respect to Industries, any entity (other than Entertainment or its Subsidiaries) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by Industries immediately after the First Closing.

               "Thrift Plan" means the Ingram Thrift Plan.

               "Thrift Plan Liquidity Agreement" means the Thrift Plan Liquidity Agreement substantially in the form attached as Exhibit G hereto.

               (b) Each of the following terms is defined in the Section set forth opposite such term:

               Term                                Section
               ----                                -------

               Adjustment Amount                     6.5
               Affected Group                        7.8
               Charitable Trusts and
                 Foundation                          7.8
               Claims                                2.6
               Entertainment Tax Ruling             5B.2
               Exercising Optionholder               2.5
               First Closing Date                    2.2
               HLH&Z                                 5.5
               Holder's Fraction                     2.1
               Initial Adjustment Period             6.5
               Micro Tax Ruling                     5A.2
               Offer Period                          2.4
               Option Record Date                    2.5
               Other Holder                          2.4
               Required Holders                      7.8
               Second Closing Date                   2.3
               Unexchanged Shares                    2.1


                                   ARTICLE 2

                                   EXCHANGE

               SECTION 2.1. Exchange by Holders. On the terms and subject to the conditions set forth herein, each Holder who is a member of the Stockholder Groups hereby agrees to exchange the number of shares of Industries Common Stock set forth opposite the name of such Holder under the heading "III Common Stock To Be Exchanged" on Annex I; provided that the number of shares of Industries Common Stock to be exchanged for shares of Micro Common Stock by each Holder that is a member of the Family Group shall be increased by an amount equal to the product of

               (a) the sum (the "Unexchanged Shares") of (x) the product of of .7599 and the aggregate number of shares of Industries Common Stock set forth under the heading "III Common Stock Owned" on Annex I opposite the name of each Holder that is a member of the Industries Group identified under such heading who does not elect to participate in the Exchange pursuant to Section 2.4; and (y) the product of .7284 and the aggregate number of shares of Industries Common Stock acquired upon exercise after December 31, 1995 of options held as of December 31, 1995 as set forth under the heading "III Common Stock Owned" on Annex I opposite the name of each Holder that is a member of the Industries Optionholder Group who does not elect to participate in the Exchange pursuant to Section 2.4; and

               (b) a fraction (the "Holder's Fraction"), the numerator of which shall equal the number of shares of Industries Common Stock set forth opposite the name of such Holder that is a member of the Family Group under the heading "III Common Stock Owned" on Annex I and the denominator of which shall equal the total number of shares of Industries Common Stock set forth opposite the name of all Holders that are members of the Family Group under the heading "III Common Stock Owned" on Annex I.

               Except as otherwise determined by the Board of Directors of Industries, if the Exchange Securities of any Holder constitute less than 100% of such Holder's Industries Common Stock, the Exchange Securities of such Holder shall, to the extent practicable, consist of 90% of Class B common stock of Industries and 10% of Class A common stock of Industries.

               SECTION 2.2. The First Closing. (a) The First Closing shall take place at the executive offices of Industries in Nashville, Tennessee or at such other place, and at such time, as the Ingram Companies may agree following satisfaction or waiver of the conditions set forth in
Article 5A. The date and time of such closing are referred to herein as the "First Closing Date". The First Closing shall take place in two phases as specified below.

               (b) In the first phase, the following actions shall take place simultaneously:

                 (i) the Thrift Plan, pursuant to the written instructions of the Investment Manager, shall deliver to Industries (x) certificates representing the Exchange Securities of the Thrift Plan, duly endorsed in blank or accompanied by a duly executed stock power and (y) executed counterpart signature pages to each Related Agreement; and

                (ii) Industries shall deliver to the Thrift Plan certificates representing the number of shares of Micro Common Stock, rounded up to the nearest whole share, which the Thrift Plan is entitled to receive as set forth opposite the name of the Thrift Plan on Annex I thereto.

               (c) Immediately following the first phase, the following actions shall take place simultaneously in the second phase:

               (i)   The Exchange Securities to be exchanged pursuant to
         Section 2.2(c)(ii) and the other related documents tendered pursuant to Section 2.7 shall be released from escrow to Industries;

               (ii) Industries shall deliver to each Holder (other than the Thrift Plan), certificates representing the number of shares of Micro Common Stock which such Holder is entitled to receive as set forth opposite the name of such Holder on Annex I, rounded up to the nearest whole share, plus with respect to each Holder that is a member of the Family Group, the number of shares of Micro Common Stock, rounded up to the nearest whole share, represented by the product of (A) such Holder's Fraction and (B) the product of 1.3729 and the Unexchanged Shares; and

               (iii) Industries shall deliver to Micro for cancellation all of the shares of Micro Common Stock that have not been delivered to the Thrift Plan pursuant to Section 2.2(b) or to the Holders pursuant to
         Section 2.2(c).

               (d) If pursuant to Section 2.7 any Holder (other than a Holder that is a member of the Entertainment Group) has delivered to Industries certificates representing a greater number of shares of Industries Common Stock than the number of Exchange Securities of such Holder, at the First Closing, Industries shall deliver to such Holder a new certificate representing the number of shares (if any) of the class of Industries Common Stock, rounded up to the nearest whole share, to be retained by such Holder immediately following the Exchange.

               SECTION 2.3. The Second Closing. The Second Closing shall take place at the executive offices of Industries in Nashville, Tennessee or at such other place, and at such time, as Industries and Entertainment may agree following satisfaction or waiver of the conditions set forth in Article 5B. The date and time of closing are referred to herein as the "Second Closing Date". At the Second Closing:

               (i)  The Exchange Securities to be exchanged pursuant to
         Section 2.3(ii) and the other related documents tendered pursuant to
         Section 2.7 shall be released from escrow to Industries;

               (ii) Industries shall deliver to each Holder identified on Annex I hereto as being a member of the Entertainment Group, certificates representing the number of shares of Entertainment Common Stock, rounded up to the nearest whole share, which such Holder is entitled to receive as set forth opposite the name of such Holder on Annex I hereto; and

               (iii) Industries shall deliver to Entertainment for cancellation all of the shares of Entertainment Common Stock that have not been delivered to the Holders pursuant to Section 2.3(ii).

               SECTION 2.4. Other Holders. Within 15 days following September 4, 1996, Industries shall offer each stockholder of Industries set forth on Annex I that has not signed this Agreement on September 4, 1996 (each, an "Other Holder") the opportunity to participate in the Exchange by exchanging the Exchange Securities of such Person on the terms and conditions set forth on Annex I. Each Other Holder may elect to participate in the Exchange by delivering to Industries no later than 20 business days following the date on which the offer is made or such later date as Industries may specify in its sole discretion following September 4, 1996 (the "Offer Period"), an executed counterpart signature page to this Agreement and the documents referred to in Section 2.7. Upon execution and delivery thereof to Industries, such Other Holder shall become a party to this Agreement effective as of September 4, 1996 and shall be bound by all of the provisions hereof.

               SECTION 2.5. Exercising Optionholders. Industries shall offer each Person listed on Annex I as being a member of the Entertainment Group who acquires shares of Industries Common Stock upon exercise of stock options after the First Closing Date and prior to a date (the "Option Record Date") fixed by the board of directors of Industries, which date shall not be more than 30 business days prior to the Second Closing Date (an "Exercising Optionholder"), the opportunity to exchange such shares of Industries Common Stock on the terms and conditions set forth in Sections 2.1 and 2.3 for shares of Entertainment Common Stock. Industries shall deliver notice of the Option Record Date promptly following determination thereof to each such Person holding stock options that will be exercisable prior to such Option Record Date. Each Exercising Optionholder may elect to participate in the Exchange by delivering to Industries, no later than 20 business days following the Option Record Date, an executed counterpart signature page to this Agreement and the documents referred to in Section 2.7. Upon execution and delivery thereof to Industries, such Exercising Optionholder shall become a party to this Agreement effective as of September 4, 1996 and shall be bound by all of the provisions hereof.

               SECTION 2.6.      Acknowledgement and Release.  (a)  Each
Holder hereby agrees that, as of September 4, 1996, the fair value of the securities to be received by such Holder in the Exchange is equal to the fair value of such Holder's Exchange Securities. Each Holder hereby acknowledges that an initial public offering of Micro Common Stock is contemplated, but no assurance can be given as to whether such public offering will be consummated or as to the market value of the Micro securities to be sold in such public offering or whether a market for such securities will develop or be maintained.

               (b) In consideration of the Exchange and effective at the First Closing (in the case of each Holder, with respect to Exchange Securities of such Holder that are exchanged at the First Closing) and at the Second Closing (in the case of each Holder that is a member of the Entertainment Group, with respect to Exchange Securities of such Holder that are exchanged at the Second Closing), each Holder hereby unconditionally and irrevocably releases and discharges each Ingram Company and each other Person directly or indirectly controlling, controlled by, or under common control with, such Ingram Company and any and all directors, officers and shareholders of any of the foregoing, of any claim, obligation or liability, in law or in equity, that such Holder had in the past, now has or hereafter shall or may have for, upon or by reason of any event, matter or thing which has occurred from the beginning of the world to the First Closing Date or the Second Closing Date, respectively (the "Claims"), arising out of or relating to such Holder's ownership of Industries Common Stock, including without limitation (i) Claims alleging that such Holder has a right to receive additional or different consideration in the Exchange and (ii) Claims against directors of any Ingram Company alleging a breach of fiduciary duty of such directors arising in connection with the transactions contemplated hereby or by the Board Representation Agreement, the Related Agreements, the Reorganization Agreement or the Ancillary Agreements (as defined in the Reorganization Agreement) or any other agreement referred to herein or therein, except that no Holder shall agree hereby to waive any such Claim to the extent that any such director was not acting in good faith.

               SECTION 2.7. Surrender of Existing Certificates. (a) Except as otherwise provided in Section 2.7(b), concurrently with the execution by each Holder (other than the Thrift Plan) of this Agreement, such Holder will deliver to Industries in escrow pending the consummation of the First Closing or the Second Closing, as applicable, executed counterpart signature pages to each Related Agreement and all certificates representing the Exchange Securities owned by such Holder. Each certificate representing such Exchange Securities shall be duly endorsed in blank or accompanied by a duly executed stock power. Each Holder that is an Exercising Optionholder also will deliver to Industries in escrow pending the consummation of the Second Closing executed counterpart signature pages to an agreement pursuant to which such Holder would be subject to certain restrictions on the ability of such Holder to transfer shares of Entertainment Common Stock to be received by such Holder in the Exchange (which restrictions will be similar to the restrictions applicable to the Exchange Securities of Holder immediately prior to the Second Closing).

               (b) Notwithstanding anything to the contrary in Section 2.7(a), (i) no later than two days prior to the First Closing Date, each of the Family Stockholders, the QTIP and the Charitable Trusts and Foundation will deliver to Industries in escrow pending consummation of the First Closing all certificates representing the Exchange Securities owned by such Holder, duly endorsed in blank or accompanied by a duly executed stock power, and (ii) all certificates representing Exchange Securities which are currently pledged to Nationsbank, N.A., Nationsbank of Tennessee, N.A. or First American National Bank shall be delivered by the pledgee to Industries at the First Closing (or, in the case of Exchange Securities to be exchanged at the Second Closing pursuant to Section 2.3, at the Second Closing), duly endorsed as described above.

               (c) Certificates representing Exchange Securities held in escrow pursuant to this Section 2.7 shall promptly be returned to the Holder thereof upon any termination of this Agreement pursuant to Section 7.6.

               SECTION 2.8.      Certain Representations and Warranties.
Micro represents and warrants to each Holder as of September 4, 1996 and as of the First Closing Date that the shares of Micro Common Stock to be delivered pursuant to Section 2.2 are validly issued, fully paid and non-assessable. Entertainment represents and warrants to each Holder as of September 4, 1996 and as of the Second Closing Date that the shares of Entertainment Common Stock to be delivered pursuant to Section 2.3 are validly issued, fully paid and non-assessable.

               SECTION 2.9. Legend. Each certificate representing a share of Micro Common Stock or Entertainment Common Stock to be acquired pursuant to this Agreement shall (except as provided below) include any legends required pursuant to applicable securities laws and a legend in substantially the following form:

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH.

Any Holder or transferee of a share of Micro Common Stock or Entertainment Common Stock may, upon providing evidence (including without limitation an opinion of counsel) reasonably satisfactory to Micro or Entertainment, respectively, that such share either is not a "restricted security" (as defined in Rule 144 promulgated under the Securities Act) or may be sold pursuant to Rule 144(k) promulgated under the Securities Act, exchange the certificate representing such share for a new certificate that does not bear such legend.


                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF EACH HOLDER

               Each Holder hereby represents and warrants to each Ingram Company as of September 4, 1996, as of October 17, 1996, as of the First Closing Date and, in the case of any Holder that is a member of the Entertainment Group, as of the Second Closing Date, as follows:

               SECTION 3.1. Private Placement. (a) Such Holder understands that (i) the Exchange and the delivery of securities in the Exchange as contemplated hereby is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and
(ii) there is no existing public or other market for such securities and, except as otherwise provided in the Related Agreements, there can be no assurance that such Holder will be able to sell or dispose of the securities delivered to such Holder pursuant to the terms hereof.

               (b) The securities to be acquired by such Holder pursuant to this Agreement are being acquired for its own account for investment and without a view to the public distribution of such securities or any interest therein.

               (c) Unless Industries has been notified in writing to the contrary prior to September 4, 1996, such Holder is an "Accredited Investor" as such term is defined in Regulation D promulgated under the Securities Act.

               (d) Such Holder has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the securities to be acquired by such Holder pursuant to this Agreement and such Holder is capable of bearing the economic risks of such investment, including a complete loss of its investment in such securities, since such securities may not be transferred except as provided in the Related Agreements.

               (e) Such Holder has been given the opportunity to ask questions of, and receive answers from the Ingram Companies concerning the Ingram Companies, the securities to be acquired by such Holder pursuant to this Agreement, the transactions contemplated hereby and by the Reorganization Agreement and other related matters. Such Holder further represents and warrants to each Ingram Company that such Ingram Company has made available to such Holder or its agents all documents and information relating to an investment in such securities requested by or on behalf of such Holder. In evaluating the suitability of an investment in such securities, such Holder has not relied upon any other representations or other information (whether oral or written) made by or on behalf of any Ingram Company.

               (f) Such Holder understands that (i) the securities to be acquired by such Holder pursuant to this Agreement may not be transferred except in compliance with the provisions of the Related Agreements and (ii) such securities will bear a legend to such effect.

               SECTION 3.2. Ownership. Except as set forth on Schedule 3.2, such Holder is the record and beneficial owner of the Exchange Securities of such Holder. Except as set forth on Schedule 3.2, such Exchange Securities are and, as of the First Closing (and, if such Holder is a member of the Entertainment Group, as of the Second Closing) will be, free and clear of any lien, pledge, charge, security interest or encumbrance of any kind and any other limitation or restriction (including without limitation any restriction on the right to vote, sell or otherwise dispose of such Exchange Securities).

               SECTION 3.3. Tax Matters. There is no plan or intention by such Holder to sell, exchange, transfer by gift or otherwise dispose of any of such Holder's stock in any of the Ingram Companies subsequent to the Exchange.

               SECTION 3.4. Community Property. If such Holder's Exchange Securities constitute community property, this Agreement has been executed and delivered by such Holder's spouse, who shall be bound hereby, and the representations and warranties contained in Article 3 (other than the first sentence of Section 3.2), Article 4 and Section 6.2 are true and correct as to such spouse.

               SECTION 3.5. Representation of the Thrift Plan. If such Holder is the Thrift Plan, the Investment Manager has made the determination as of September 4, 1996 that the exchange of the Thrift Plan's shares of Industries Common Stock for Micro Common Stock is prudent and in the best interest of the Thrift Plan participants and beneficiaries.


                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF EACH PARTY

               Each party hereto hereby represents and warrants to each other party hereto as of September 4, 1996, as of October 17, 1996, as of the First Closing Date and, in the case of Entertainment, Industries and each Holder that is a member of the Entertainment Group, as of the Second Closing Date, as follows:

               SECTION 4.1. Authority; No Other Action. (a) Such Person, if an individual, has the legal capacity to enter into this Agreement and each Related Agreement. If such Person is not an individual, the execution, delivery and performance by such Person of this Agreement and each Related Agreement are within such Person's powers and have been duly authorized on its part by all requisite action.

               (b) No action by or in respect of, or filing with, any governmental authority, agency or official is required for the execution, delivery and performance by such Person of this Agreement and each Related Agreement, other than compliance with any applicable requirements of the HSR Act. The execution, delivery and performance by such Person of this Agreement and each Related Agreement do not (i) contravene or conflict with or constitute a violation of any provision of any existing law, regulation, judgment, injunction, order or decree binding upon or applicable to such Person or (ii) after giving effect to the actions to be taken in connection with the First Closing and, if applicable, the Second Closing, require any further consent, approval or other action by any other Person or constitute a default under any provision of any material agreement, contract, indenture, lease or other instrument binding upon such Person or any material license, franchise, permit or other similar authorization held by such Person which would have a material adverse effect on the business, financial condition or prospects of any such Person.

               SECTION 4.2. Binding Effect. This Agreement has been duly executed by such Person and constitutes, and, when executed and delivered, each Related Agreement shall constitute, a valid and binding agreement of such Person.


                                  ARTICLE 5A

                          CONDITIONS TO FIRST CLOSING

               SECTION 5A.1. Conditions to Obligations of the Parties. The obligations of each party to consummate the First Closing are subject to the satisfaction of the following conditions:

                   (i) any applicable waiting period under the HSR Act relating to the consummation of the First Closing and the transactions contemplated by the Reorganization Agreement and the other agreements referred to herein or therein shall have expired or been terminated;

                  (ii) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the First Closing or the transactions contemplated by the Reorganization Agreement and the other agreements referred to herein or therein;

                 (iii) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the First Closing and the transactions contemplated by the Reorganization Agreement and the other agreements referred to herein or therein shall have been taken, made or obtained;

                  (iv) the Related Agreements, the Board Representation Agreement, the Reorganization Agreement and the Ancillary Agreements (as defined in the Reorganization Agreement) shall have been executed and delivered by each of the parties thereto and shall be in full force and effect; and

                   (v) the certificate of incorporation and bylaws of Micro shall be substantially in the forms attached as Exhibits E and F, respectively.

               SECTION 5A.2. Conditions to Obligation of the Ingram Companies. The obligation of each Ingram Company to consummate the First Closing is subject to the satisfaction of the following further conditions:

               (i) (A) each Holder shall have performed in all material respects all of its obligations under this Agreement and any other agreement, certificate or other writing delivered in connection herewith required to be performed by it on or prior to the First Closing Date and (B) the representations and warranties of each Holder contained in this Agreement and in any other agreement, certificate or other writing delivered in connection herewith shall be true at and as of the First Closing Date, as if made at and as of such date;

               (ii) (A) a ruling (the "Micro Tax Ruling") with respect to the federal income tax consequences of the transactions contemplated by
         Section 2.2 and by the Reorganization Agreement and the other agreements referred to herein and therein in form and substance reasonably satisfactory to Industries (and which may be in the same ruling as the Entertainment Tax Ruling) shall have been received and shall not have been revoked and (B) nothing shall have come to the attention of the Board of Directors of Industries that causes them to conclude, after consideration of advice of tax counsel and all other facts and circumstances that they deem appropriate, that significant questions exist as to the validity of the Micro Tax Ruling as applied to the transactions contemplated hereby and by the Reorganization Agreement and the other agreements referred to herein and therein;

               (iii) each Ingram Company shall have received an opinion of McDermott, Will & Emery, counsel to the Investment Manager, dated the date of the First Closing, to the effect that the transactions contemplated to be entered into by the Thrift Plan at the First Closing and the consummation thereof will not constitute prohibited transactions under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended;

               (iv) all third party non-governmental consents, authorizations and approvals required in connection with the consummation of the First Closing and the transactions contemplated by the Reorganization Agreement and the other agreements referred to herein or therein shall have been received, in each case in form and substance reasonably satisfactory to Industries, and no such consent, authorization or approval shall have been revoked;

               (v) all receivables, payables and other liabilities (other than loans made to or by any stockholder of Industries and other than purchases and sales of goods in the ordinary course of business) owing between Industries, Entertainment or any of their respective Subsidiaries, on the one hand, and Micro or any of its Subsidiaries, on the other hand, shall have been settled and repaid;

               (vi)  agreements relating to the transactions referred to on
         Schedule 5A.2(vi) shall have been executed and delivered by the parties thereto and shall be in full force and effect, and the conditions to closing of each such agreement shall have been satisfied;

               (vii) the Offer Period referred to in Section 2.4 shall have expired; and

               (viii) the exchanges and conversions contemplated to occur on or prior to the First Closing by the Amended and Restated Stock Option, SAR and ISU Conversion and Exchange Agreement substantially in the form attached as Exhibit D hereto shall have occurred (or shall occur concurrently with the First Closing).

               SECTION 5A.3. Conditions to Obligation of the Holders. The obligation of each Holder to consummate the First Closing is subject to the satisfaction of the following further conditions that (i) each Ingram Company shall have performed in all material respects all of its obligations under this Agreement and any other agreement, certificate or other writing delivered in connection herewith required to be performed by it at or prior to the First Closing Date and (ii) the representations and warranties of each Ingram Company contained in this Agreement and in any other agreement, certificate or other writing delivered in connection herewith shall be true at and as of the First Closing Date, as if made at and as of such date.

               SECTION 5A.4. Conditions to Obligation of Certain Stockholders. The obligation of each of the Family Stockholders and the QTIP to consummate the First Closing is subject to the satisfaction of the further conditions that (i) the Micro Tax Ruling, in form and substance reasonably satisfactory to each of the Family Stockholders and the QTIP, shall have been received and shall not have been revoked and (ii) nothing shall have come to the attention of any Family Stockholder or the QTIP that causes them to conclude, after consideration of advice of tax counsel and all other facts and circumstances that they deem appropriate, that significant questions exist as to the validity of the Micro Tax Ruling as applied to the transactions contemplated hereby and by the Reorganization Agreement and the other agreements referred to herein and therein.

               SECTION 5A.5. Conditions to Obligation of the Thrift Plan. The obligation of the Thrift Plan to consummate the First Closing is subject to the satisfaction of the following further conditions:

               (i) the Thrift Plan shall have received an opinion dated the date of the First Closing of McDermott, Will & Emery, counsel to the Investment Manager, in form and substance satisfactory to the trustees of the Thrift Plan, to the effect that the transactions to be entered into by the Thrift Plan, at the First Closing and the consummation thereof will not constitute prohibited transactions under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended;

               (ii) the Investment Manager of the Thrift Plan shall have received a written opinion from Houlihan, Lokey, Howard & Zukin ("HLH&Z") to the effect that (A) the fair market value of the shares of Micro Common Stock to be received by the Thrift Plan pursuant to
         Section 2.2 is at least equal to the fair market value of the Exchange Securities of the Thrift Plan and (B) the terms and conditions of the Exchange are fair and reasonable to the Thrift Plan from a financial point of view;

               (iii) the Investment Manager shall have provided the written direction to the trustees of the Thrift Plan contemplated under
         Section 2.2(b)(i); and


               (iv) Nothing shall have come to the attention of the Investment Manager that causes it to conclude that its decision to exchange the Thrift Plan's shares of Industries Common Stock for Micro Common Stock was not prudent or in the best interest of the Thrift Plan participants and beneficiaries.


                                  ARTICLE 5B

                         CONDITIONS TO SECOND CLOSING

               SECTION 5B.1.     Conditions to Obligations of the Parties.
The obligations of Industries, Entertainment and each Holder that is a member of the Entertainment Group to consummate the Second Closing are subject to the satisfaction of the following conditions:

                   (i) any applicable waiting period under the HSR Act relating to the consummation of the Second Closing and the transactions contemplated by the Reorganization Agreement and the other agreements referred to herein or therein shall have expired or been terminated;

                  (ii) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Second Closing or the transactions contemplated by the Reorganization Agreement and the other agreements referred to herein or therein; and

                 (iii) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Second Closing and the transactions contemplated by the Reorganization Agreement and the other agreements referred to herein or therein shall have been taken, made or obtained.

               SECTION 5B.2. Conditions to Obligation of Industries and Entertainment. The obligation of Industries and Entertainment to consummate the Second Closing is subject to the satisfaction of the following further conditions:

                   (i) (A) each Holder that is a member of the Entertainment Group shall have performed in all material respects all of its obligations under this Agreement and any other agreement, certificate or other writing delivered in connection herewith required to be performed by it on or prior to the Second Closing Date and (B) the representations and warranties of each Holder that is a member of the Entertainment Group contained in this Agreement and in any other agreement, certificate or other writing delivered in connection herewith shall be true at and as of the Second Closing Date, as if made at and as of such date;

                  (ii) (A) a ruling (the "Entertainment Tax Ruling") with respect to the federal income tax consequences of the transactions contemplated by Section 2.3 and the other agreements referred to herein in form and substance reasonably satisfactory to Industries (and which may be in the same ruling as the Micro Tax Ruling) shall have been received and shall not have been revoked and (B) nothing shall have come to the attention of the Board of Directors of Industries that causes them to conclude, after consideration of advice of tax counsel and all other facts and circumstances that they deem appropriate, that significant questions exist as to the validity of the Entertainment Tax Ruling as applied to the transactions contemplated hereby and the other agreements referred to herein;

                 (iii) all third party non-governmental consents, authorizations and approvals required in connection with the consummation of the Second Closing and the transactions contemplated by the Reorganization Agreement and the other agreements referred to herein or therein shall have been received, in each case in form and substance reasonably satisfactory to Industries, and no such consent, authorization or approval shall have been revoked;

                  (iv) all receivables, payables and other liabilities (other than loans made to or by any stockholder of Industries and other than purchases and sales of goods in the ordinary course of business) owing between Industries or any of its Subsidiaries, on the one hand, and Entertainment or any of its Subsidiaries, on the other hand, shall have been settled and repaid; and

                   (v) the exchanges and conversions contemplated to occur on or prior to the Second Closing by the Amended and Restated Stock Option, SAR and ISU Conversion and Exchange Agreement substantially in the form attached as Exhibit D hereto shall have occurred (or shall occur concurrently with the Second Closing).

               SECTION 5B.3. Conditions to Obligation of Certain Holders. The obligation of each Holder that is a member of the Entertainment Group to consummate the Second Closing is subject to the satisfaction of the following further conditions that (i) each of Industries and Entertainment shall have performed in all material respects all of its obligations under this Agreement and any other agreement, certificate or other writing delivered in connection herewith required to be performed by it at or prior to the Second Closing Date and (ii) the representations and warranties of Industries and Entertainment contained in this Agreement and in any other agreement, certificate or other writing delivered in connection herewith shall be true at and as of the Second Closing Date, as if made at and as of such date.

               SECTION 5B.4. Conditions to Obligation of David B. Ingram. The obligation of David B. Ingram to consummate the Second Closing is subject to the satisfaction of the further conditions that (i) the Entertainment Tax Ruling, in form and substance reasonably satisfactory to David B. Ingram, shall have been received and shall not have been revoked and (ii) nothing shall have come to the attention of David B. Ingram that causes him to conclude, after consideration of all other facts and circumstances that he deems appropriate, that significant questions exist as to the validity of the Entertainment Tax Ruling as applied to the transactions contemplated hereby and the other agreements referred to herein.


                                   ARTICLE 6

                        CERTAIN AGREEMENTS; TAX MATTERS

               SECTION 6.1. Tax Representation and Covenant of the Holders. Each Holder hereby represents and warrants to each Ingram Company as of September 4, 1996, as of the First Closing Date and, if such Holder is a member of the Entertainment Group, as of the Second Closing Date, that there is no plan or intention by such Holder to sell, exchange, transfer by gift or otherwise dispose of any of such Holder's stock in any of the Ingram Companies subsequent to the Exchange. Each Holder that is a member of the Entertainment Group hereby agrees not to sell, exchange, or otherwise transfer any of such Holder's shares of Entertainment Common Stock subsequent to the Second Closing to any entity formed for the purpose of holding all of the outstanding shares of Entertainment Common Stock unless such Holder first obtains an opinion from recognized tax counsel acceptable to the Ingram Companies, or a ruling from the Internal Revenue Service, that such sale, exchange, transfer or other disposition will not affect the qualification of the transactions contemplated by this Agreement for tax-free treatment under Section 355 of the Internal Revenue Code of 1986, as amended.

               SECTION 6.2. Tax Representation of the Ingram Companies. Each Ingram Company represents and warrants to each Holder as of September 4, 1996 and as of the First Closing Date that such Ingram Company has no plan or intention to liquidate, merge or consolidate with any other Person, or to sell or otherwise dispose of its assets other than in the ordinary course of business following the First Closing. Each of Industries and Entertainment further represents and warrants to each Holder as of September 4, 1996 and as of the Second Closing Date that it has no plan or intention to liquidate, merge or consolidate with any other Person, or to sell or otherwise dispose of its assets other than in the ordinary course of business following the Second Closing.

               SECTION 6.3. Tax Covenant. Each Ingram Company covenants that, during the two-year period following the First Closing (and, with respect to Industries and Entertainment, during the two-year period following the Second Closing), it will not, and will not enter into any agreement to,
(i) liquidate, merge or consolidate with any other Person, or sell, exchange, distribute or otherwise dispose of any material asset other than in the ordinary course of business; (ii) redeem or reacquire any of its capital stock transferred pursuant to this Agreement (except for the redemption of the stock held by an employee or by the Thrift Plan on behalf of an employee upon the employee's termination or death in accordance with the terms of (x) an applicable stock purchase agreement or a repurchase agreement referred to in
Section 4.4 of the Reorganization Agreement, (y) Section 2.6 or Section 2.7(a)(ii) of the Transfer Restrictions Agreement or (z) the Thrift Plan Liquidity Agreement) or, in the case of Industries, any of the Industries common stock outstanding as of the First Closing or the Second Closing, as the case may be, that is not transferred pursuant to this Agreement (except for the redemption of the stock held by an employee upon such employee's termination or death in accordance with the terms of an applicable stock purchase agreement or a repurchase agreement referred to in Section 4.4 of the Reorganization Agreement); (iii) cease to conduct the principal active trade or business conducted by it during the five years immediately preceding the First Closing or the Second Closing, as the case may be; or (iv) otherwise take any actions inconsistent with the facts and representations set forth in the Tax Ruling; provided that such Ingram Company may take an action inconsistent with any of the foregoing covenants if it first obtains an opinion from recognized tax counsel acceptable to the other Ingram Companies, or a ruling from the Internal Revenue Service, that such action will not affect the qualification of the transactions contemplated by this Agreement for tax-free treatment under Section 355 of the Internal Revenue Code of 1986, as amended.

               SECTION 6.4. Agreements of Investment Manager. (a) The Investment Manager represents and warrants to each Holder as of September 4, 1996 that it has received written confirmation, attached hereto as Schedule 6.4, from HLH&Z that HLH&Z will deliver the opinion contemplated pursuant to
Section 5A.5(ii), provided that, immediately after the First Closing (and without giving effect to any shares of Micro Common Stock to be issued in the initial public offering of Micro), the Thrift Plan will own shares of Micro Common Stock representing not less than 9.1% (as adjusted to reflect rounding and any sale of Micro Common Stock to the Chief Executive Officer of Micro) of all shares of Micro Common Stock outstanding at such time.

               (b) The Investment Manager hereby agrees to cooperate with the Ingram Companies and HLH&Z in connection with obtaining the opinion from HLH&Z referred to in Section 5A.5(ii). The Investment Manager hereby further agrees to deliver the written direction to the trustees of the Thrift Plan referred to in Section 2.2(b)(i) and 5A.5(iii) promptly following receipt of such HLH&Z opinion.

               (c) The Investment Manager hereby agrees (i) to deliver to the trustees of the Thrift Plan the written direction contemplated pursuant to
Section 2.2(b)(i), provided that the applicable conditions to the obligation of the Thrift Plan set forth in Article 5A are satisfied or waived and (ii) to direct the trustees of the Thrift Plan to enter into the Exchange Agreement on behalf of the Thrift Plan.

               SECTION 6.5. True-Up. (a) (i) Subject to Section 6.5(b), each Ingram Company hereby agrees that, at or immediately prior to the First Closing, the Adjustment Amount (as defined below) shall be allocated 23.01% to Industries, 72.84% to Micro and 4.15% to Entertainment. Such allocation shall be made through appropriate adjustments effected by way of dividends or capital contributions to balance (A) the actual amount which each of Industries, Micro and Entertainment and their respective Subsidiaries have contributed to the Adjustment Amount with (B) the respective share of the Adjustment Amount to be allocated to each of them pursuant to the foregoing sentence. As used herein, "Adjustment Amount" shall mean the sum of (i) consolidated net income as reported in Industries' unaudited interim financial statements for the period (the "Initial Adjustment Period") commencing January 1, 1996 and ending (x) on the last day of the full accounting month ended immediately prior to the First Closing Date (if the First Closing Date occurs later than the 15th day of the month) or (y) the last day of the second full accounting month ended prior to the First Closing Date (if the First Closing Date occurs on or prior to the 15th day of the month) and (ii) the consolidated net income of Industries, as projected by Industries, for the period commencing on the first day following the end of the Initial Adjustment Period and ending on the last day of the fiscal year, assuming for purposes of this clause (ii) that the First Closing does not occur during such fiscal year; provided that the Adjustment Amount shall be determined without giving effect to (a) any net income or losses related to IMS or IPSI (each, as defined in the Reorganization Agreement), (b) the after-tax effect of the Industries LIFO provision for such period, (c) any accrual for expenses related to the transactions contemplated hereby, by the Related Agreements, by the Reorganization Agreement or by the Ancillary Agreements (as defined in the Reorganization Agreement), (d) any non-cash charges related to Micro's stock option plans or (e) any expenses referred to in Section 7.12 of this Agreement; provided further that the Adjustment Amount shall be increased or decreased by such other amounts as the Ingram Companies may agree.

               (ii) Subject to Section 6.5(b), each of Industries and Entertainment hereby agree that, at or prior to the Second Closing, the Adjustment Amount shall be recalculated; provided that for purposes of such recalculation, the consolidated net income of Industries for the period commencing on the first day following the end of the Initial Adjustment Period and ending on the last day of the fiscal year during which the First Closing occurred shall be based on the actual net income of Industries and its Subsidiaries and Entertainment and its Subsidiaries during such period (with the net income of Micro and its Subsidiaries continuing to be as projected in
Section 6.5(a)). Such recalculation shall continue to assume that the First Closing did not occur during such fiscal year. Following such recalculation, appropriate adjustments shall be made between Industries and Entertainment in the manner described in Section 6.5(a)(i) such that, after taking into account any adjustments made at or immediately prior to the First Closing pursuant to
Section 6.5(a)(i), the recalculated Adjustment Amount shall (to the extent possible) be allocated 23.01% to Industries and 4.15% to Entertainment.

               (b) Notwithstanding anything herein to the contrary, the parties agree that, in consideration of distributions to Industries previously made by Micro and Entertainment, no costs and expenses shall be allocated to, and no liabilities or obligations shall be assumed or borne by, Micro or Entertainment pursuant to Section 6.5(a) or Section 7.12 of this Agreement or pursuant to Article 3 of the Reorganization Agreement, until the aggregate of such costs, expenses, liabilities and obligations shall exceed $20,778,000, in the case of Micro, or $1,160,000, in the case of Entertainment, in which event such allocation or assumption shall be made only to the extent of such excess. To the extent that the aggregate of such costs, expenses, liabilities and obligations is less than $20,778,000 in the case of Micro, or $1,160,000 in the case of Entertainment, Industries shall make a payment in the amount of such difference to Micro or Entertainment, as the case may be.

               SECTION 6.6. Termination of Stock Purchase Agreement Obligations. Industries and each Holder who is a party to a stock purchase agreement with Industries hereby acknowledges that all obligations of the other party to such stock purchase agreement will cease with respect to all shares of Industries common stock of such Holder that are exchanged for shares of Micro Common Stock or Entertainment Common Stock pursuant to this Agreement. Such cessation shall be effective at the First Closing with respect to shares of Industries common stock exchanged for Micro Common Stock and at the Second Closing with respect to shares of Industries common stock exchanged for Entertainment Common Stock.

               SECTION 6.7. Cooperation. Each Holder agrees to cooperate with Micro in connection with the initial registered public offering of shares of Micro Common Stock. Without limiting the generality of the foregoing, each Holder agrees to execute and deliver such documents, certificates, agreements and other writings (including without limitation any lock-up agreement requested by the underwriters) and to take such other actions requested by Micro in connection with the consummation of such initial public offering.

               SECTION 6.8. Issuance of Entertainment Common Stock. The parties hereto agree that if a stock option of Industries is exercised by a Person listed on Annex I as being a member of the Entertainment Group after the First Closing Date and prior to the Option Record Date, Industries shall subscribe for, and shall cause Entertainment to issue, 3.68 shares of Entertainment Common Stock for each option to purchase one share of Industries Common Stock that is so exercised (which aggregate number of shares of Entertainment Common Stock issued in respect of the exercise of stock options by any such member of the Entertainment Group shall be rounded up to the nearest whole share). In consideration for such issuance, Industries shall make a capital contribution to Entertainment in an amount equal to the sum of
(i) the aggregate exercise price received by Industries in connection with any such exercise and (ii) the estimated tax benefit to be realized by Industries as a result of any such exercise of nonqualified options.


                                   ARTICLE 7

                                 MISCELLANEOUS

               SECTION 7.1. Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

               SECTION 7.2. Entire Agreement. This Agreement, the Board Representation Agreement, the Related Agreements, the Reorganization Agreement and the Ancillary Agreements (as defined in the Reorganization Agreement) constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and such other agreements supersede all prior agreements and understandings between the parties hereto and thereto with respect to the subject matter hereof and thereof.

               SECTION 7.3. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice shall be on file with the Secretary of Industries. If notice is given pursuant to this Section of a permitted successor or assign of a party to this Agreement, then notice shall thereafter be given as set forth above to such successor or assign of such party to this Agreement. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature pages hereof and electronic or oral confirmation of receipt is received, (ii) if given by mail, at the close of business on the third business day after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 7.3.

               SECTION 7.4. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee without regard to the conflicts of law rules of such state.

               SECTION 7.5. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

               SECTION 7.6. Termination. (a) This Agreement may be terminated in its entirety at any time prior to the First Closing at the election of Industries or the holders of a majority of the outstanding shares of Industries Common Stock for any reason or for no reason without any liability to any Person.

               (b) This Agreement may be terminated with respect to the transactions contemplated to take place at the Second Closing at any time prior to the Second Closing at the election of Industries or the holders of a majority of the outstanding shares of Industries Common Stock or David B. Ingram for any reason or for no reason without any liability to any Person. This Agreement shall terminate with respect to the transactions contemplated to take place at the Second Closing if the Second Closing does not occur prior to December 31, 1997.

               SECTION 7.7. Successors, Assigns, Transferees. No Holder or Ingram Company may assign or otherwise transfer any of its rights under this Agreement without the consent of each Ingram Company. This Agreement is binding upon the parties to this Agreement and their respective legal representatives, heirs, devisees, legatees, beneficiaries and successors and permitted assigns and inures to the benefit of the parties to this Agreement and their respective permitted legal representatives, heirs, devisees, legatees, beneficiaries and other permitted successors and assigns, if any. Neither this Agreement nor any provision hereof shall be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, those who agree to be bound hereby and their respective permitted legal representatives, heirs, devisees, legatees, beneficiaries and other permitted successors and assigns. References to a party to this Agreement are also references to any permitted successor or assign of such party and, when appropriate to effect the binding nature of this Agreement for the benefit of another party, any other successor or assign of a party.

               SECTION 7.8. Amendments; Waivers. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

               (b) Neither this Agreement nor any term or provision hereof may be amended or waived except by an instrument in writing:

               (i) signed by (x) each of the Family Stockholders, (y) each Ingram Company, following approval of such amendment or waiver by the Board of Directors of such Ingram Company and (z) the Thrift Plan; provided that the Thrift Plan is materially adversely affected by such amendment or waiver; and

               (ii) approved by the Holders that are members of each Group which is materially adversely affected by such amendment or waiver (an "Affected Group"); provided that the approval referred to in this clause (ii) shall be deemed to have been received with respect to any Affected Group (A) if Industries has not received written notice of disapproval within ten business days after effective delivery of the proposed amendment or waiver signed by (x) the Holders of at least 66% of the shares of Industries Common Stock (other than shares held by the Family Stockholders and the Thrift Plan) held by all members of such Affected Group (other than the Family Stockholders and the Thrift Plan) and (y) at least 66% of the members (other than the Family Stockholders and the Thrift Plan) of each such Affected Group (the Persons referred to in clause (x) and (y) above are hereinafter referred to as the "Required Holders"), or (B) if the amendment or waiver is signed by the Holders of more than 33% of the shares of Industries Common Stock (other than shares held by the Family Stockholders and the Thrift Plan) held by the members of such Affected Group or by more than 33% of the members (other than the Family Stockholders or the Thrift Plan) of such Affected Group; provided further that for purposes of this clause (ii), the Micro Group shall be divided into two Groups, the first of which shall include the E. Bronson Ingram 1995 Charitable Remainder 5% Unitrust, the Martha and Bronson Ingram Foundation, the E. Bronson Ingram 1994 Charitable Lead Annuity Trust (collectively, the "Charitable Trusts and Foundation") and the QTIP, and the second of which shall include all other members of the Micro Group (other than the Family Stockholders and the Thrift Plan).

               (c) Industries shall deliver prompt written notice to each other party hereto of any amendment or waiver to this Agreement approved pursuant to this Section.

               (d) Any Holder (other than an Ingram Stockholder, the QTIP, the Charitable Trusts and Foundation or the Thrift Plan) who is materially adversely affected by an amendment approved pursuant to this Section and who did not execute such amendment pursuant to clause (b) above shall have the right to withdraw as a party to this Agreement by written notice to Industries delivered within 10 days following receipt of the notice described in clause
(c) above, in which event such Holder shall not participate in the Exchange and shall retain its shares of Industries Common Stock.

               SECTION 7.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

               SECTION 7.10. Remedies. The parties hereby acknowledge and agree that in the event of any breach of this Agreement, the parties would be irreparably harmed and could not be made whole by monetary damages. Each party hereto accordingly agrees (i) not to assert by way of defense or otherwise that a remedy at law would be adequate, and (ii) in addition to any other remedy to which the parties may be entitled, that the remedy of specific performance of this Agreement is appropriate in any action in court.

               SECTION 7.11. Consent to Jurisdiction. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any Tennessee State Court or United States Federal Court sitting in the Middle District of Tennessee over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereto (other than any Ingram Company) hereby irrevocably appoints CT Corporation System as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and represents and warrants that such agent has accepted such appointment. Each party hereto consents to process being served in any such suit, action or proceeding by serving a copy thereof upon the agent for service of process, provided that to the extent lawful and possible, written notice of such service shall also be mailed to such party. Each party hereto waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 7.11.
Nothing in this paragraph shall affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

               SECTION 7.12. Expenses. (a) Subject to Section 6.5(b), all costs and expenses of the Ingram Companies (i) incurred as a result of services provided by third parties in connection with the preparation of this Agreement, the Reorganization Agreement, the Ancillary Agreements (as defined in the Reorganization Agreement) and the Related Agreements and the consummation of the transactions contemplated hereby and thereby (including without limitation (x) rating agency fees incurred in connection with the refinancings referred to in Section 5.2(vi), (y) expenses incurred in connection with the Tax Ruling and (z) fees charged by software vendors in connection with the transfer or replacement (but not enhancement), directly as a result of the consummation of the transactions contemplated hereby, of software packages currently used by the Ingram Companies and related equipment costs) and (ii) incurred by the party providing services pursuant to the Ancillary Agreements as a result of the cessation of such services, shall be borne 23.01% by Industries, 72.84% by Micro and 4.15% by Entertainment, except as otherwise specifically provided in this Agreement, the Reorganization Agreement, any Ancillary Agreement or any Related Agreement; provided that (A) to the extent that any of the costs and expenses referred to in clause (i) or
(ii) above are incurred as a result of arrangements pertaining solely to the transactions contemplated by the Second Closing, and to the extent that Micro did not participate in the negotiation of such arrangements, such costs and expenses shall be borne 84.72% by Industries and 15.28% by Entertainment, (B) all costs and expenses incurred in connection with the initial public offering of Micro and the adoption and grant of awards under the 1996 Equity Incentive Plan and 1996 Key Employee Stock Purchase Plan of Micro shall be borne by Micro and (C) rating agency fees incurred in connection with all financings (other than those referred to in Section 5.2(vi)) shall be borne by the party undertaking such financing.

               (b) All costs and expenses incurred by the parties to this Agreement (other than the Ingram Companies) in connection with the preparation of this Agreement, the Reorganization Agreement, the Ancillary Agreements and the Related Agreements and the consummation of the transactions contemplated hereby and thereby shall be borne by the party incurring such costs and expenses, except as otherwise specifically provided herein or therein.


               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                 INGRAM INDUSTRIES INC.


                                 By: /s/ John B. Ingram
                                    ----------------------------------------
                                    Name:  John B. Ingram
                                    Title: Co-President
                                    Address:    One Belle Meade Place
                                                4400 Harding Road
                                                Nashville, TN  37205
                                                Telecopy: (615) 298-8242


                                 INGRAM MICRO INC.


                                 By: /s/ Jeffrey R. Rodek
                                    ----------------------------------------
                                    Name:  Jeffrey R. Rodek
                                    Title: President
                                    Address:    1600 East Saint Andrew Place
                                                Santa Ana, CA  92705
                                                Telecopy:  714-566-7900


                                 INGRAM ENTERTAINMENT INC.


                                 By: /s/ David B. Ingram
                                    ----------------------------------------
                                    Name:  David B. Ingram
                                    Title: Chairman and President
                                    Address:    Two Ingram Blvd.
                                                La Vergne, TN  37086
                                                Telecopy:  615-287-4985


                                 STATE STREET BANK & TRUST COMPANY


                                 By:________________________________________
                                    Name:       Kelly Q. Driscoll
                                    Title:      Vice President
                                    Address:    Batterymarch Park III
                                                3 Pinehill Drive
                                                Quincy, MA 02169
                                                Telecopy:  617-376-7313


HOLDERS                          E. BRONSON INGRAM
                                    Q-TIP MARITAL TRUST


                                 By: MARTHA R. INGRAM, ORRIN H. INGRAM,
                                     JOHN R. INGRAM, DAVID B. INGRAM AND
                                     ROBIN I. PATTON, as Co-Trustees

                                 By:________________________________________
                                    Name:       Martha R. Ingram
                                    Title:      Co-Trustee
                                    Address:    120 Hillwood Drive
                                                Nashville, TN  37215


                                 By:________________________________________
                                    Name:       Orrin H. Ingram
                                    Title:      Co-Trustee
                                    Address:    1475 Moran Road
                                                Franklin, TN  37069


                                 By:________________________________________
                                    Name:       John R. Ingram
                                    Title:      Co-Trustee
                                    Address:    311 Jackson Boulevard
                                                Nashville, TN  37205


                                 By:________________________________________
                                    Name:       David B. Ingram
                                    Title:      Co-Trustee
                                    Address:    4417 Tyne Boulevard
                                                Nashville, TN  37215


                                 By:________________________________________
                                    Name:       Robin I. Patton
                                    Title:      Co-Trustee
                                    Address:    1600 Chickering Road
                                                Nashville, TN  37215


                                 E. BRONSON INGRAM 1995 CHARITABLE
                                    REMAINDER 5% UNITRUST


                                 By: MARTHA R. INGRAM, as Trustee


                                 By:________________________________________
                                    Name:       Martha R. Ingram
                                    Title:      Trustee
                                    Address:    120 Hillwood Drive
                                                Nashville, TN  37215


                                 MARTHA AND BRONSON INGRAM FOUNDATION


                                 By:________________________________________
                                    Name:       John R. Ingram
                                    Title:      President
                                    Address:    c/o Ingram Industries Inc.
                                                4440 Harding Road
                                                Nashville, TN  37205
                                                (615) 298-8200


                                 E. BRONSON INGRAM 1994
                                    CHARITABLE LEAD ANNUITY TRUST

                                 By: ORRIN H. INGRAM, JOHN R. INGRAM,
                                     DAVID B. INGRAM, AND ROBIN B.
                                     INGRAM PATTON, as Co-Trustees


                                 By:________________________________________
                                    Name:       Orrin H. Ingram
                                    Title:      Co-Trustee
                                    Address:    1475 Moran Road
                                                Franklin, TN  37069


                                 By:________________________________________
                                    Name:       John R. Ingram
                                    Title:      Co-Trustee
                                    Address:    311 Jackson Boulevard
                                                Nashville, TN  37205


                                 By:________________________________________
                                    Name:       David B. Ingram
                                    Title:      Co-Trustee
                                    Address:    4417 Tyne Boulevard
                                                Nashville, TN  37215


                                 By:________________________________________
                                    Name:       Robin B. Ingram Patton
                                    Title:      Co-Trustee
                                    Address:    1600 Chickering Road
                                                Nashville, TN  37215


                                 INGRAM THRIFT PLAN

                                 By:  W.M. HEAD,   R.E. CLAVERIE
                                      AND T.H. LUNN, as Co-Trustees


                                 By:________________________________________
                                    Name:       William M. Head
                                    Title:      Co-Trustee
                                    Address:    1229 Nichol Lane
                                                Nashville, TN  37205


                                 By:________________________________________
                                    Name:       R.E. Claverie
                                    Title:      Co-Trustee
                                    Address:    6107 Hickory Valley Road
                                                Nashville, TN  37205


                                 By:________________________________________
                                    Name:       T.H. Lunn
                                    Title:      Co-Trustee
                                    Address:    509 Sugartree Lane
                                                Franklin, TN  37064



                                 ___________________________________________
                                 Linwood A. Lacy, Jr.
                                 2304 Cranborne Road
                                 Midlothian, VA  23113


                                 LINWOOD A. LACY, JR.
                                     1996 IRREVOCABLE TRUST DATED
                                     MARCH 24, 1996


                                 By: NATIONSBANK, N.A, as Trustee


                                 By:________________________________________
                                    Name:
                                    Title:
                                    Address:  NationsBank, N.A.
                                              Attention: Phil Rudder,
                                                 Vice President
                                              12th and Main, 12th Floor
                                              Richmond, VA  23261



____________________________     ___________________________________________
Spouse                           David W. Rutledge
                                 34 Deerwood East
                                 Irvine, CA  92714



____________________________     ___________________________________________
Spouse                           Ronald K. Hardaway
                                 2 Moss Glen
                                 Irvine, CA  92715



                                 ___________________________________________
                                 Victoria L. Cotten
                                 8 Medici
                                 Aliso Viejo, CA  92656



                                 ___________________________________________
                                 David B. Ingram
                                 4417 Tyne Boulevard
                                 Nashville, TN  37215


                                 DAVID AND SARAH INGRAM
                                     FAMILY 1996 GENERATION SKIPPING TRUST

                                 By: THOMAS H. LUNN, as Trustee


                                 By:________________________________________
                                    Name:       Thomas H. Lunn
                                    Title:      509 Sugartree Lane
                                    Address:    Franklin, TN  37064

                                 TRUST FOR THE BENEFIT OF
                                   DAVID BRONSON INGRAM,

                                 DATED OCTOBER 27, 1967


                                 By:  TRUST COMPANY BANK,
                                      as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303


                                 TRUST FOR THE BENEFIT OF
                                   DAVID BRONSON INGRAM,

                                 DATED JUNE 14, 1968

                                 By:  TRUST   COMPANY BANK,
                                      as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303




                                 TRUST FOR THE BENEFIT OF
                                     DAVID B. INGRAM, DATED DECEMBER 22, 1975

                                 By:  TRUST COMPANY BANK,
                                      as Successor Trustee


                                 By:____________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303


                                 DAVID B. INGRAM IRREVOCABLE TRUST
                                     DATED AUGUST 16, 1988

                                 By: ROY E. CLAVERIE, as Trustee


                                 By:________________________________________
                                     Name:       Roy E. Claverie
                                     Title:      Trustee
                                     Address:    6107 Hickory Valley Road
                                                 Nashville, TN  37205


                                 1994 DAVID BRONSON INGRAM TRUST

                                 By: ROY E. CLAVERIE, as Trustee


                                 By:________________________________________
                                    Name:       Roy E. Claverie
                                    Title:      Trustee
                                    Address:    6107 Hickory Valley Road
                                                Nashville, TN  37205



                                 ___________________________________________
                                 Thomas H. Lunn
                                 509 Sugartree Lane
                                 Franklin, TN  37064




                                 LUNN FAMILY PARTNERS, L.P.

                                 By:  LUNN INVESTMENT COMPANY,
                                      as General Partner


                                 By:________________________________________
                                    Name:       Thomas H. Lunn
                                    Title:      President
                                    Address:    509 Sugartree Lane
                                                Franklin, TN  37064



                                 ___________________________________________
                                 Philip M. Pfeffer
                                 836 Treemont Court
                                 Nashville, TN  37220


                                 PFEFFER FAMILY PARTNERS, L.P.

                                 By:
                                     as General Partner


                                 By:________________________________________
                                    Name:
                                    Title:
                                    Address:    836 Treemont Court
                                                Nashville, TN  37220


                                 TRUST AGREEMENT OF JUNE 11, 1987
                                   BETWEEN BRONSON AND MARTHA INGRAM,
                                   GRANTORS, AND EDWARD G. NELSON,
                                   TRUSTEE FOR THE BENEFIT OF
                                   JOHN-LINDELL PHILIP PFEFFER

                                 By: EDWARD G. NELSON, as Trustee


                                 By:________________________________________
                                    Name:     Edward G. Nelson
                                    Title:    Trustee
                                    Address:  Nelson Capital Corp.
                                              3401 West End Avenue
                                              Nashville, TN  37203





                                 ___________________________________________
                                 John-Lindell Philip Pfeffer
                                 Rue General Potton, 29
                                 1050 Brussels
                                 Belgium


                                 TRUST AGREEMENT OF JUNE 11, 1987
                                   BETWEEN BRONSON AND MARTHA INGRAM,
                                   GRANTORS, AND EDWARD G. NELSON, TRUSTEE
                                   FOR THE BENEFIT OF DAVID MAURICE PFEFFER

                                 By: EDWARD G. NELSON, as Trustee


                                 By:________________________________________
                                    Name:       Edward G. Nelson
                                    Title:      Trustee
                                    Address:    Nelson Capital Corp.
                                                3401 West End Avenue
                                                Nashville, TN  37203


                                 TRUST AGREEMENT OF JUNE 11, 1987
                                   BETWEEN BRONSON AND MARTHA INGRAM,
                                   GRANTORS, AND EDWARD G. NELSON,
                                   TRUSTEE FOR THE BENEFIT OF
                                   JAMES HOWARD PFEFFER

                                 By: EDWARD G. NELSON, as Trustee

                                 By:________________________________________
                                    Name:       Edward G. Nelson
                                    Title:      Trustee
                                    Address:    Nelson Capital Corp.
                                                3401 West End Avenue
                                                Nashville, TN  37203



                                 ___________________________________________
                                 Roy E. Claverie
                                 6107 Hickory Valley Road
                                 Nashville, TN  37205




                                 ROY E. CLAVERIE, JR.
                                     1996 VESTED TRUST

                                 By:  WILLIAM S. JONES, as Trustee


                                 By:________________________________________
                                 Name:       William S. Jones
                                 Title:      Trustee
                                 Address:    6015 Wellesley Way
                                             Brentwood, TN  37027


                                 ROY E. CLAVERIE, JR.
                                     1996 GENERATION SKIPPING TRUST

                                 By:  WILLIAM S. JONES, as Trustee


                                 By:________________________________________
                                    Name:       William S. Jones
                                    Title:      Trustee
                                    Address:    6015 Wellesley Way
                                                Brentwood, TN  37027


                                 KEITH J. CLAVERIE, JR.
                                     1996 VESTED TRUST

                                 By:  WILLIAM S. JONES, as Trustee


                                 By:________________________________________
                                    Name:       William S. Jones
                                    Title:      Trustee
                                    Address:    6015 Wellesley Way
                                                Brentwood, TN  37027


                                 KEITH J. CLAVERIE, JR.
                                     1996 GENERATION SKIPPING TRUST


                                 By:  WILLIAM S. JONES, as Trustee

                                 By:________________________________________
                                    Name:       William S. Jones
                                    Title:      Trustee
                                    Address:    6015 Wellesley Way
                                                Brentwood, TN  37027


                                 TRUST AGREEMENT OF JUNE 11, 1987
                                   BETWEEN BRONSON AND MARTHA INGRAM,
                                   GRANTORS, AND EDWARD G. NELSON,
                                   TRUSTEE FOR THE BENEFIT OF
                                   KEITH JOSEPH CLAVERIE

                                 By: EDWARD G. NELSON, as Trustee


                                 By:________________________________________
                                    Name:       Edward G. Nelson
                                    Title:      Trustee
                                    Address:    Nelson Capital Corp.
                                                3401 West End Avenue
                                                Nashville, TN  37203


                                 TRUST AGREEMENT OF JUNE 11, 1987
                                   BETWEEN BRONSON AND MARTHA INGRAM,
                                   GRANTORS, AND EDWARD G. NELSON,
                                   TRUSTEE FOR THE BENEFIT OF
                                   ROY EDWARD CLAVERIE, JR.


                                 By: EDWARD G. NELSON, as Trustee


                                 By:________________________________________
                                    Name:       Edward G. Nelson
                                    Title:      Trustee
                                    Address:    Nelson Capital Corp.
                                                3401 West End Avenue
                                                Nashville, TN  37203



                                 ___________________________________________
                                 Roy E. Claverie, Jr.
                                 6107 Hickory Valley Road
                                 Nashville, TN  37205



                                 ___________________________________________
                                 David F. Sampsell
                                 420 Welshwood #47
                                 Nashville, TN  37211



                                 ___________________________________________
                                 Steven J. Mason
                                 1318 Chickering Road
                                 Nashville, TN  37215


                                 THE DAVID C. MASON
                                     1996 GENERATION SKIPPING TRUST

                                 By:  LINDA L. MASON AND
                                      MICHAEL G. MASON, as Co-Trustees


                                 By:________________________________________
                                    Name:      Linda L. Mason
                                    Title:     Co-Trustee
                                    Address:   1318 Chickering Road
                                               Nashville, TN  37215


                                 By:________________________________________
                                    Name:      Michael G. Mason
                                    Title:     Co-Trustee
                                    Address:   1318 Chickering Road
                                               Nashville, TN  37215


                                 THE MICHAEL G. MASON
                                     1996 GENERATION SKIPPING TRUST

                                 By:  LINDA L. MASON AND
                                      STEVEN J. MASON, JR., as Co-Trustees


                                 By:________________________________________
                                    Name:      Linda L. Mason
                                    Title:     Co-Trustee
                                    Address:   1318 Chickering Road
                                               Nashville, TN  37215


                                 By:________________________________________
                                    Name:      Steven J. Mason, Jr.
                                    Title:     Co-Trustee
                                    Address:   1318 Chickering Road
                                               Nashville, TN  37215



                                 THE STEVEN J. MASON, JR.
                                     1996 GENERATION SKIPPING TRUST

                                 By:  LINDA L. MASON AND DAVID C. MASON,
                                      as Co-Trustees


                                 By:________________________________________
                                    Name:      Linda L. Mason
                                    Title:     Co-Trustee
                                    Address:   1318 Chickering Road
                                               Nashville, TN  37215


                                 By:________________________________________
                                    Name:      David C. Mason
                                    Title:     Co-Trustee
                                    Address:   1318 Chickering Road
                                               Nashville, TN  37215



                                 ___________________________________________
                                 Neil N. Diehl
                                 6 Castle Rising
                                 Nashville, TN  37215



                                 ___________________________________________
                                 W. Michael Head
                                 1229 Nichol Lane
                                 Nashville, TN  37205



                                 ___________________________________________
                                 David L. Hettinger
                                 5010 Woodland Hills Drive
                                 Nashville, TN  37211



                                 ___________________________________________
                                 Lavona G. Russell
                                 9549 Butler Drive
                                 Brentwood, TN  37027



                                 ___________________________________________
                                 Michael F. Lovett
                                 1013 Beech Grove Road
                                 Brentwood, TN  37027



                                 ___________________________________________
                                 William S. Jones
                                 6015 Wellesley Way
                                 Brentwood, TN  37027



                                 ___________________________________________
                                 James F. Neal
                                 c/o Neal & Harwell
                                 2000 One Nashville Place
                                 150 Fourth Avenue, North
                                 Nashville, TN  37219



                                 ___________________________________________
                                 Martha R. Ingram
                                 120 Hillwood Drive
                                 Nashville, TN 37215



                                 ___________________________________________
                                 Orrin H. Ingram, II
                                 1475 Moran Road
                                 Franklin, TN  37069


                                 TRUST FOR THE BENEFIT OF ORRIN HENRY
                                  INGRAM, II, DATED

                                 OCTOBER 27, 1967

                                 By:  TRUST COMPANY BANK,
                                      as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303




                                 TRUST FOR THE BENEFIT OF ORRIN HENRY
                                   INGRAM, II, DATED JUNE 14, 1968

                                 By:  TRUST COMPANY BANK,
                                      as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303


                                 TRUST FOR THE BENEFIT OF ORRIN H.
                                     INGRAM, II, DATED DECEMBER 22, 1975

                                 By:  TRUST COMPANY BANK,
                                     as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303


                                 ORRIN H. INGRAM IRREVOCABLE
                                     TRUST DATED AUGUST 16, 1988

                                 By:  ROY E. CLAVERIE, as
                                      Trustee


                                 By:________________________________________
                                    Name:      Roy E. Claverie
                                    Title:     Trustee
                                    Address:   6107 Hickory Valley Road
                                               Nashville, TN  37205




                                 1994 ORRIN HENRY INGRAM TRUST

                                 By:  ROY E. CLAVERIE, as Trustee


                                 By:________________________________________
                                    Name:      Roy E. Claverie
                                    Title:     Trustee
                                    Address:   6107 Hickory Valley Road
                                               Nashville, TN  37205



                                 ________________________________________
                                 John R. Ingram
                                 311 Jackson Boulevard
                                 Nashville, TN  37205


                                 THE JOHN AND STEPHANIE INGRAM
                                     FAMILY 1996 GENERATION SKIPPING TRUST

                                 By:  WILLIAM S. JONES, as Trustee

                                 By:________________________________________
                                    Name:      William S. Jones
                                    Title:     Trustee
                                    Address:   6015 Wellesley Way
                                               Brentwood, TN  37027


                                 TRUST FOR THE BENEFIT OF JOHN
                                     RIVERS INGRAM, DATED OCTOBER 27, 1967

                                 By:  TRUST COMPANY BANK,
                                     as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303




                                 TRUST FOR THE BENEFIT OF JOHN RIVERS
                                   INGRAM, DATED JUNE 14, 1968

                                 By:  TRUST COMPANY BANK,
                                     as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303


                                 TRUST FOR THE BENEFIT OF JOHN R.
                                     INGRAM, DATED DECEMBER 22, 1975

                                 By:  TRUST COMPANY BANK,
                                     as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303


                                 JOHN R. INGRAM IRREVOCABLE TRUST
                                     DATED AUGUST 16, 1988

                                 By:  ROY E. CLAVERIE, as Trustee


                                 By:________________________________________
                                    Name:      Roy E. Claverie
                                    Title:     Trustee
                                    Address:   6107 Hickory Valley Road
                                               Nashville, TN  37205




                                 1994 JOHN RIVERS INGRAM TRUST

                                 By:  ROY E. CLAVERIE, as Trustee


                                 By:________________________________________
                                    Name:      Roy E. Claverie
                                    Title:     Trustee
                                    Address:   6107 Hickory Valley Road
                                               Nashville, TN  37205



                                 ___________________________________________
                                 Robin B. Ingram Patton
                                 1600 Chickering Road
                                 Nashville, TN  37215


                                 TRUST FOR THE BENEFIT OF ROBIN
                                     INGRAM, DATED OCTOBER 27, 1967

                                 By:  TRUST COMPANY BANK,
                                     as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303


                                 TRUST FOR THE BENEFIT OF ROBIN
                                     BIGELOW INGRAM, DATED JUNE 14, 1968

                                 By:  TRUST COMPANY BANK,
                                     as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303


                                 TRUST FOR THE BENEFIT OF
                                    ROBIN B. INGRAM, DATED DECEMBER 22, 1975

                                 By:  TRUST COMPANY BANK,
                                     as Successor Trustee


                                 By:________________________________________
                                    Name:       Thomas A. Shanks, Jr.
                                    Title:      First Vice President
                                    Address:    Trust Company Bank
                                                Trust Company of Georgia
                                                Attn:  Thomas A. Shanks, Jr.
                                                Trust Company Tower
                                                25 Park Place, 2nd Floor
                                                Atlanta, GA  30303


                                 ROBIN B. INGRAM IRREVOCABLE
                                     TRUST DATED AUGUST 16, 1988

                                 By:  ROY E. CLAVERIE, as Trustee


                                 By:________________________________________
                                    Name:      Roy E. Claverie
                                    Title:     Trustee
                                    Address:   6107 Hickory Valley Road
                                               Nashville, TN  37205




                                 1994 ROBIN INGRAM PATTON TRUST

                                 By ROY E. CLAVERIE, as Trustee


                                 By:________________________________________
                                    Name:      Roy E. Claverie
                                    Title:     Trustee
                                    Address:   6107 Hickory Valley Road
                                               Nashville, TN  37205



                                 ___________________________________________
                                 Pankaj B. Shah
                                 1201 Parker Place
                                 Brentwood, TN  37027-7002



                                 ___________________________________________
                                 S. Ray Taylor
                                 3280 Central Valley Road
                                 Murfreesboro, TN  37219



                                 ___________________________________________
                                 Jacob S. Sherman
                                 215 Lauderdale Road
                                 Nashville, TN  37205



                                 ___________________________________________
                                 Susan R. Flaster
                                 144 September Drive
                                 La Vergne, TN  37086